UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2015

KEYSIGHT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1400 Fountaingrove Parkway Santa Rosa CA	95403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 829-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Officer and Executive Severance Plan
On March 18, 2015, Keysight Technologies, Inc. (the “Company”) adopted the Keysight Technologies, Inc. Officer and Executive Severance Plan (the “Plan”). The following description of the Plan is only a summary and is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 10.1.
The Plan provides for severance benefits (“Severance Benefits”) to the Company’s officers and its Vice Presidents.
In general, in order to qualify for Severance Benefits the officer’s or Vice President’s employment with the Company must have been terminated either (i) by the Company (other than for cause, misconduct, death, or physical or mental incapacity) or (ii) by the officer or Vice President on account of good reason. The Severance Benefits do not apply in connection with a change of control of the Company if an officer or Vice President is covered under a change of control severance agreement or arrangement with the Company. In addition to satisfying other conditions set forth in the Plan, in order to qualify for Severance Benefits, the officer or Vice President must execute a general release of claims in favor of the Company and agree to certain post-termination restrictions, including an agreement to not solicit the Company’s employees for a period of 2 years.
The Plan provides for (i) a lump sum cash severance payment, (ii) a pro-rated annual bonus, if any, for the performance period in which the officer’s or Vice President’s employment terminates, subject to the achievement of the performance goals and other terms and conditions that apply to the Participant for that performance period, (iii) 12 months of accelerated vesting of stock options, restricted stock, and restricted stock units that are subject only to service-based vesting conditions and held by officers and Vice Presidents that are not retirement eligible, (iv) waiver of the service-vesting condition for restricted stock unit and/or restricted stock awards that are subject to performance-based vesting conditions, and (v) a lump sum cash payment of $20,000 ($40,000 in the case of the Company’s Chief Executive Officer) to pay for the cost of COBRA health benefit continuation coverage or to be used for any other purpose the officer or Vice President chooses.
The amount of the lump sum severance payment, in the case of the Company’s officers equals 100% (200% in the case of the Chief Executive Officer) of the sum of officer’s annual base salary and average actual annual bonus percentage as compared to the target percentage paid for the three fiscal years prior to the fiscal year in which the officer terminates employment, applied to the officer’s current annual base salary. For the Company’s Vice Presidents, the amount of the lump sum severance payment equals 100% of the Vice President’s annual base salary.
Stockholder Approval of the 2014 Equity and Incentive Compensation Plan
At the annual meeting of stockholders of the Company on March 19, 2015 (“Annual Meeting”), the stockholders approved the Company’s 2014 Equity and Incentive Compensation Plan (the “Equity Plan”). The Equity Plan permits grants of cash awards, dividend equivalents, stock appreciation rights, stock options, deferred shares, restricted stock, restricted stock units, performance shares, performance units and converted equity awards to eligible participants. More details regarding the Equity Plan are included in the Company’s definitive proxy statement for its Annual Meeting. A copy of the Equity Plan was attached as Appendix A to the Company’s definitive proxy statement for its Annual Meeting and is incorporated herein.
Stockholder Approval of the 2015 Performance-Based Compensation Plan
At the Annual Meeting, the stockholders approved the Company’s 2015 Performance-Based Compensation Plan (the “Bonus Plan”). The Bonus Plan permits grants of performance-based incentive awards covering performance periods not to exceed 36 months, payable in cash or shares of Company common stock issued under the Equity Plan. More details regarding the Bonus Plan are included in the Company’s definitive proxy statement for its Annual Meeting. A copy of the Bonus Plan was attached as Appendix B to the Company’s definitive proxy statement for its Annual Meeting and is incorporated herein.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On March 19, 2015, the Company held its Annual Meeting in Santa Rosa, California. As of January 20, 2015, the Company’s record date for the Annual Meeting, there were a total of 168,351,531 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 151,083,999 shares of Common Stock or 89.74% were represented in person or by proxy and, therefore, a quorum was present.
The shareholders of the Company voted on the following items at the Annual Meeting:
1.    Election of the Directors nominated by the Board of Directors.
2.    Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2015.
3.    Approval of the Equity Plan and the performance goals thereunder.
4.    Approval of the Bonus Plan and the performance goals thereunder.
5.    Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.
6.    Approval, on a non-binding advisory basis, the frequency of the stockholder vote to approve the compensation of the Company’s named executive officers.
Votes regarding the election of the director nominees were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Ronald S. Nersesian	134,408,325	267,843	458,085	15,949,746
Charles J. Dockendorff	125,910,206	8,708,110	515,937	15,949,746

Based on the votes set forth above, the director nominees were duly elected.

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2015 received the following votes:

For	Against	Abstain
147,685,716	1,274,383	2,123,900
Based on the votes set forth above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2015 was duly ratified.
The proposal to approve the Equity Plan and the performance goals thereunder received the following votes:

For	Against	Abstain	Broker Non-Votes
131,708,521	2,906,580	519,152	15,949,746
Based on the votes set forth above, the Equity Plan was approved.
The proposal to approve the Bonus Plan and the performance goals thereunder received the following votes:

For	Against	Abstain	Broker Non-Votes
132,364,253	2,243,504	526,496	15,949,746
Based on the votes set forth above, the Bonus Plan was approved.
The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers received the following votes:

For	Against	Abstain	Broker Non-Votes
126,056,602	8,552,840	524,811	15,949,746
Based on the votes set forth above, the compensation of the Company’s named executive officers was approved.

The proposal to approve, on a non-binding advisory basis, the frequency of the stockholder vote to approve the compensation of the Company’s named executive officers received the following votes:

1 Year	2 Year	3 Years	Abstain	Broker Non-Votes
121,360,367	436,935	12,863,588	473,325	15,949,746

Based on the votes set forth above, the stockholders recommended holding an advisory vote on the compensation of the Company’s named executive officers annually.
In accordance with the stockholders’ recommendation, the Company has determined that an advisory vote on the compensation of the named executive officers of the Company will be conducted annually, until the next stockholder advisory vote on the frequency of the advisory vote on the compensation of the named executive officers of the Company.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits.  The following exhibits are provided as part of this Form 8-K:

Exhibit No.	Exhibit
10.1	Keysight Technologies, Inc. Officer and Executive Severance Plan (Established Effective March 18, 2015)
10.2
Keysight Technologies, Inc. 2014 Equity and Incentive Compensation Plan (As Amended and Restated on January 22, 2015), filed as Appendix A to the Company’s definitive proxy statement for its annual meeting of stockholders held on March 19, 2015, Commission File No. 1-36334.

10.3
Keysight Technologies, Inc. 2015 Performance-Based Compensation Plan for Covered Employees (As Adopted on September 29, 2014), filed as Appendix B to the Company’s definitive proxy statement for its annual meeting of stockholders held on March 19, 2015, Commission File No. 1-36334.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

	By:	/s/ Jeffrey K. Li
	Name:	Jeffrey K. Li
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: March 24, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Keysight Technologies, Inc. Officer and Executive Severance Plan (Established Effective March 18, 2015).
10.2
Keysight Technologies, Inc. 2014 Equity and Incentive Compensation Plan (As Amended and Restated on January 22, 2015), filed as Appendix A to the Company’s definitive proxy statement for its annual meeting of stockholders held on March 19, 2015, Commission File No. 1-36334.

10.3
Keysight Technologies, Inc. 2015 Performance-Based Compensation Plan for Covered Employees (As Adopted on September 29, 2014), filed as Appendix B to the Company’s definitive proxy statement for its annual meeting of stockholders held on March 19, 2015, Commission File No. 1-36334.